                                                                  Execution Copy

                   AMENDMENT No. 2 dated as of March 23, 2001 (this
              "Amendment"), to the Receivables Transfer Agreement referred to below among MTSPC, INC.,(the "Transferor"), MASCOTECH, INC. (the "Parent"), individually, as Collection Agent and as Guarantor, PARK AVENUE RECEIVABLES CORPORATION ("PARCO"), and EIFFEL FUNDING, LLC ("Eiffel") (collectively, the "CP Conduit Purchasers"), THE CHASE MANHATTAN BANK, as Committed Purchaser and Funding Agent for PARCO ("Chase"), CDC FINANCIAL PRODUCTS INC., as Committed Purchaser and Funding Agent for Eiffel ("CDC") (collectively, the "Committed Purchasers"), and THE CHASE MANHATTAN BANK, as Administrative Agent.

         A. The Transferor, the Collection Agent, the Guarantor, PARCO, Chase and the Administrative Agent have entered into a Receivables Transfer Agreement dated as of November 28, 2000 (the "Receivables Transfer Agreement").

         B. The Transferor, the Collection Agent, the Guarantor, PARCO, Chase, Eiffel, CDC and the Administrative Agent have amended the Receivables Transfer Agreement as of December 15, 2000 (the "First Amendment to the Receivables Transfer Agreement").

         C. The Transferor has asked to amend certain terms of the Receivables Transfer Agreement and the Transferor, the Collection Agent, the Guarantor, PARCO, Chase, Eiffel, CDC and the Administrative Agent are willing, on the terms and subject to the conditions set forth below, to amend the Receivables Transfer Agreement as provided herein.

         D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Receivables Transfer Agreement.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Schedule A of the Receivables Transfer Agreement. (a) The definition of "Loss and Dilution Reserve Ratio" is hereby amended to read in its entirety as follows:

         "'Loss and Dilution Reserve Ratio' shall mean, on any day, the greater of (a) the sum of (i) 16% plus (ii) the product of (x) the average Dilution Ratio over the immediately preceding fiscal 12-month period and (y) DSO divided by 30 and (b) the sum of the Loss Reserve Ratio plus the Dilution Reserve Ratio."

         SECTION 2. Amendments to Schedule C of the Receivables Transfer Agreement. Schedule C of the Receivables Transfer Agreement is hereby amended to read in its entirety as set forth in Schedule C attached to this Amendment.

         SECTION 3. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         SECTION 4. Expenses. The Transferor shall pay all out-of-pocket fees and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including the fees, disbursements and other charges of Cravath, Swaine & Moore, counsel for the Administrative Agent.

         SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by fax shall be as effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 6. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

         SECTION 7. Effect of Amendment. Except as specifically amended or modified hereby, the Receivables Transfer Agreement and the First Amendment to the Receivables Transfer Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Receivables Transfer Agreement as amended hereby.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.


                               MTSPC, INC., as
                                     Transferor


                                 by
                                     -------------------------
                                     Name:
                                     Title:


                               METALDYNE CORPORATION (f/k/a/ MascoTech, Inc.),
                                     individually, as
                                     Collection Agent and as
                                     Guarantor


                                 by
                                     -------------------------
                                     Name:
                                     Title:

                               PARK AVENUE RECEIVABLES
                               CORPORATION, as
                                     CP Conduit Purchaser


                                 by
                                     -------------------------
                                     Name:
                                     Title:


                               THE CHASE MANHATTAN BANK, as
                                     Committed Purchaser for
                                     Park Avenue Receivables
                                     Corporation,


                                 by
                                     -------------------------
                                     Name:
                                     Title:


                               THE CHASE MANHATTAN BANK, as
                                     Funding Agent for Park
                                     Avenue Receivables
                                     Corporation,


                                 by
                                     -------------------------
                                     Name:
                                     Title:


                               THE CHASE MANHATTAN BANK, as
                                     Administrative Agent,

                                 by
                                     -------------------------
                                     Name:
                                     Title:

                               EIFFEL FUNDING LLC,
                                     as CP Conduit Purchaser
                               by Global Securitization
                                     Services, LLC, its Manager


                                 by
                                     -------------------------
                                     Name:
                                     Title:


                               CDC FINANCIAL PRODUCTS INC.,
                               as Committed Purchaser for
                               Eiffel Funding, LLC


                                 by
                                     -------------------------
                                     Name:
                                     Title:

                                 by
                                     -------------------------
                                     Name:
                                     Title:

                               CDC FINANCIAL PRODUCTS, INC.,
                               as Funding Agent for
                               Eiffel Funding, LLC

                                 by
                                     -------------------------
                                     Name:
                                     Title:

                                 by
                                     -------------------------
                                     Name:
                                     Title:

                                                                      SCHEDULE C
                          Schedule of Special Obligors




Special Obligor             Percentage Limit     Conditions
-----------------------------------------------------------------------------
New Venture Gear            12.0%                So long as short-term or
                                                 long-term ratings of
                                                 DaimlerChrysler and
                                                 General Motors are at
                                                 least A-2/BBB by S&P and
                                                 at least P-2/Baa2 by
                                                 Moody's, respectively.
-----------------------------------------------------------------------------
General Motors              15.0%                So long as short-term or
Corporation                                      long-term ratings are at
                                                 least A-1/A by S&P and
                                                 at least P-1/A2 by
                                                 Moody's, respectively
-----------------------------------------------------------------------------
Ford Motor Company          20.0%                So long as short-term or
                                                 long-term ratings are at
                                                 least A-1/A by S&P and
                                                 at least P-1/A2 by
                                                 Moody's, respectively.
-----------------------------------------------------------------------------
DaimlerChrysler             15.0%                So long as short-term or
                                                 long-term ratings are at
                                                 least A-1/A by S&P and
                                                 at least P-1/A2 by
                                                 Moody's, respectively.
-----------------------------------------------------------------------------
DaimlerChrysler             10.0%                So long as short-term or
                                                 long-term ratings of
                                                 DaimlerChrysler are at
                                                 least A-2/BBB by S&P and
                                                 at least P-2/Baa2 by
                                                 Moody's, respectively.
-----------------------------------------------------------------------------